PREPAID EXPENSES AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Sep. 30, 2022	Mar. 31, 2022
Prepaid Expenses And Other Receivables
Prepaid clinical research organization	$ 607
Prepaid insurance	466	1,084
Research & development tax credits	169	169
Tax deposits	142	142
Other prepaid expenses	79	45
Other receivables	79	40
Total prepaid expenses and other receivables	$ 1,542	$ 1,480